UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 9, 2018
Date of Report (Date of earliest event reported)

TiVo Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37870	61-1793262
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

2160 Gold Street
San Jose, CA 95002
(Address of principal executive offices, including zip code)

(408) 519-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensation Arrangements of Certain Officers
Executive Retention Plan
To provide continuity of key members of the management team and address the elevated risk of executive retention associated with the ongoing strategic alternatives process being undertaken by the management team and Board of Directors (“Board”) of TiVo Corporation (“TiVo” or the “Company”), the Compensation Committee (“Committee”) of the Board of TiVo approved an Executive Retention Plan (the “Plan”) for certain Company executives as designated by the Committee (“Participants”), including one of the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission): Pamela Sergeeff, Executive Vice President and General Counsel.
Under the terms of the Plan, a Participant may earn a cash payment (subject to applicable withholding taxes) (the “Retention Award”), as set under the Plan, if such Participant remains employed by the Company on December 31, 2019; provided that if the Participant is terminated by the Company without “Cause” (as defined below) or the Participant resigns for “Good Reason” (as defined below) before May 9, 2019, and the Participant has remained actively employed in good standing through such Participant’s termination date, such Participant shall, subject to the conditions described below, be paid 66% of such Participant’s Retention Award; and if the Participant is terminated by the Company without “Cause” or the Participant resigns for “Good Reason” after May 9, 2019, such Participant shall, subject to the conditions described below, be paid all of such Participant’s Retention Award. If a Participant (a) voluntarily resigns from the Company without “Good Reason”, or (b) is terminated by the Company for “Cause”, or (c) is terminated by the Company for poor performance (as reasonably determined by the Company’s Board of Directors), or (d) dies or becomes disabled, in each case prior to December 31, 2019, no Retention Award will be paid to such Participant.
For purposes of the Plan, “Cause” and “Good Reason” shall have the same meanings as given to them in the Form of Executive Severance and Arbitration Agreement filed as Exhibit 10.22 to the TiVo Corporation Form 10-K for the year ended December 31, 2017.
A Participant’s right to receive benefits under the Plan is conditioned, among other things, on the Participant executing an effective release of claims against the Company following termination of employment.

Ms. Sergeeff is eligible to receive up to $375,000 subject to the terms of the Plan.

ITEM 9.01    Financial Statements and Exhibits

The following exhibit is furnished with this report on Form 8-K:

Exhibit Number
10.1	Executive Retention Plan Participant Letter for Pamela Sergeeff

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TiVo Corporation (Registrant)

Date:	By:	/s/ Pamela Sergeeff
May 15, 2018		Pamela Sergeeff
Executive Vice President & General Counsel